Exhibit 10.40


                                    AGREEMENT

     THIS AGREEMENT ("Agreement") is made and entered into as of this 7th day of December, 1999, by and among Reckson Service Industries, Inc., a Delaware corporation ("RSI"), Elliot S. Cooperstone ("Cooperstone"), and H. Thach Pham ("Pham"; together with Cooperstone, the "Founders").

                                    RECITALS

     WHEREAS, each of Cooperstone and Pham is a Founder of eSourceOne, Inc. ("eSourceOne"), a Delaware corporation, and each owns 6,666,667 shares of common stock, par value $.01 per share, of eSourceOne ("Founder Common Stock");

     WHEREAS, RSI, through its wholly-owned subsidiary RSI ESO, Inc., a Delaware corporation ("RSI ESO"), owns 15,000,000 shares of Series A Preferred Stock of eSourceOne (the "Series A Preferred Stock"), each such share being convertible into common stock of eSourceOne ;

     WHEREAS, (A) RSI desires to grant to each of the Founders, and each of the Founders desire to obtain from RSI, a warrant (each a "Warrant"; collectively the "Warrants") to purchase 100,000 shares (collectively, the "Warrant Shares") of common stock, par value $.01 per share, of RSI (the "RSI Common Stock"), and
(B) each of the Founders desires to grant to RSI, and RSI desires to obtain from each Founder, an option (each an "Option"; together, the "Options") to purchase 394,737 shares (collectively, the "Option Shares") of Founder Common Stock; and

     WHEREAS, the terms and conditions of this Agreement, the Options and the Warrants have been negotiated at arm's length and the fair market value of the Options are intended by the parties to be approximately equal to the fair market value of the Warrants for which they are being exchanged in accordance with this Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions set forth herein, the parties hereto agree as follows:

1. DEFINITIONS

     Certain defined terms used in this Agreement have the following meanings:

     Affiliate. The term "affiliate" shall mean (i) in the case of a corporation or other entity, any corporation or other entity in which the subject person
(A)(1) owns or controls the voting rights of 50% or more of the capital stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or entity or (2) has the right to nominate and/or elect at least one-half of the members of the board of directors of such corporation or entity or (3) at least one-half of the then current members of the board of directors of such corporation or entity were nominated or designated for election as directors of such corporation by the subject person and (B) for financial reporting purposes, the financial statements of the subject person includes on a consolidated basis the financial statements of such corporation or other entity, and (ii) in the case of an individual, the individual's spouse, siblings, lineal descendants, ancestors, or a trustee of a trust which is maintained solely for the benefit of such individual.

     Agreement. The "Agreement" shall mean this Agreement, as the same may be amended or restated from time to time hereafter.


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     Board. As to any corporation, the "Board" shall mean the Board of Directors of that corporation as the same may be constituted from time to time hereafter pursuant to applicable law, the charter and by-laws of such corporation, and applicable agreements.

     Change-in-Control Transaction. A "Change-in-Control Transaction" shall mean:

     (i) with respect to RSI, any merger or consolidation of RSI into or with another corporation, sale, transfer or other disposition of all or substantially all of the assets or capital stock of RSI, or any reorganization, recapitalization or like transaction or series of transactions having substantially equivalent effect and purpose, at the conclusion of which such merger, consolidation, sale, transfer, disposition, reorganization, recapitalization or like transaction the holders of the voting capital stock of RSI immediately prior to such transaction or series of transactions own less than a majority of the voting capital stock of the acquiring entity or entity surviving or resulting from such transaction or series of transactions immediately thereafter; and

     (ii) with respect to eSourceOne, any merger or consolidation of eSourceOne into or with another corporation, sale, transfer or other disposition of all or substantially all of the assets or capital stock of eSourceOne, or any reorganization, recapitalization or like transaction or series of transactions having substantially equivalent effect and purpose, at the conclusion of which such merger, consolidation, sale, transfer, disposition, reorganization, recapitalization or like transaction the holders of the voting capital stock of eSourceOne immediately prior to such transaction or series of transactions own less than a majority of the voting capital stock of the acquiring entity or entity surviving or resulting from such transaction or series of transactions immediately thereafter; provided, however, that Change-in-Control Transaction shall not include any acquisition or series of related acquisitions of more than 50% of the outstanding capital stock of eSourceOne by RSI or RSI's Affiliates.

     Encumbrances. "Encumbrances" shall mean any mortgages, judgments, claims, liens, security interests, pledges, escrows, charges or other encumbrances of any kind or character whatsoever.

     Fair Market Value. "Fair Market Value" shall mean with respect to any asset, property or security of or issued by a corporation the fair market value thereof as determined in good faith by the Board of that corporation, provided, however, that in the event any such determination by such Board is disputed by an interested stockholder, then the corporation, at shared expense, shall engage an independent appraiser mutually acceptable to the corporation and such stockholder, and the fair market value of such asset, property or security for the purposes hereof shall be determined by such independent appraiser; and provided further, however, that in the event that the parties are not able to promptly agree upon an independent appraiser, then the party entitled to receive such asset, property or security shall be entitled to select as an independent appraiser any of the independent accounting firms generally regarded as comprising the "Big Five" independent accounting firms and which is not then providing services to such party.

     Founder Common Stock. "Founder Common Stock" shall have the meaning ascribed to that term in the Recitals.

     Founders.  The  "Founders"  shall mean Elliot S.  Cooperstone  and H. Thach
Pham.

     Option(s). Each "Option", and together, the "Options", shall have the meaning ascribed to that term in the Recitals.

     Option Shares. The Option Shares shall have the meaning ascribed to that term in the Recitals.


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     Person.   A  "Person"   shall  mean  any  entity,   corporation,   company,
association, joint venture, joint stock company, partnership, limited liability company, trust, organization, individual (including personal representatives, executors and heirs of a deceased individual), nation, state, government
(including   agencies,    departments,    bureaus,    boards,    divisions   and
instrumentalities thereof), trustee, receiver or liquidator.

     Qualified IPO. A "Qualified IPO" shall mean a firm underwritten public offering of common stock of eSourceOne by a nationally recognized underwriter which offering results in the receipt of aggregate gross proceeds by eSourceOne of at least $30,000,000 and reflects a market value of eSourceOne of at least $150,000,000 immediately prior to such public offering.

     Registration Rights Agreement. "Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated August 10, 1999, by and among eSourceOne, RSI, RSI ESO and each of the Founders.

     RSI Common Stock. "RSI Common Stock" shall have the meaning ascribed to that term in the Recitals.

     RSI ESO. "RSI ESO" shall have the meaning ascribed to that term in the Recitals.

     Securities Act. The "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     Stockholders' Agreement. The "Stockholders' Agreement" shall mean that certain Stockholders' Agreement, dated August 10, 1999, by and among RSI, RSI ESO, the Founders and eSourceOne.

     Transfer. A "Transfer" of shares of common stock or any interest of a stockholder therein shall mean any sale, assignment, transfer, disposition, pledge, hypothecation or encumbrance, whether direct or indirect, voluntary, involuntary or by operation of law, and whether or not for value, of such shares or such interest of a stockholder therein, including, without limitation, any direct or indirect Transfer of a controlling interest in any stockholder, other than transfers of capital stock of RSI.

     Warrant. "Warrant" shall have the meaning ascribed to that term in the Recitals.

     Warrant Shares. "Warrant Shares" shall have the meaning ascribed to that term in the Recitals.

2. REPRESENTATIONS, WARRANTIES AND COVENANTS.

     2.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF RSI. RSI represents and warrants to the Founders as of the date hereof, and agrees with the Founders, as follows:

     (a) ORGANIZATION AND GOOD STANDING; POWER AND AUTHORITY. RSI (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) has all requisite corporate power and authority to enter into and carry out the transactions and perform the obligations contemplated by this Agreement and the Warrant.

     (b) AUTHORIZATION OF AGREEMENT AND WARRANTS; ENFORCEABILITY. The execution, delivery and performance by RSI of each of this Agreement and the Warrants has been duly authorized by all requisite corporate action on the part of RSI, and no other corporate action on the part of RSI is necessary to authorize the execution, delivery and performance of this Agreement and the Warrants. Each of this Agreement and the Warrants constitutes a legal, valid and binding obligation of RSI enforceable against


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

RSI in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and equitable principles generally.

     (c) AUTHORIZATION AND ISSUANCE OF THE WARRANT SHARES. The authorization, reservation, issuance, sale and delivery of the Warrant Shares have been duly authorized by all requisite corporate action on the part of RSI, and the Warrant Shares, when issued, sold and delivered in accordance with the Warrant, will be validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, free of any Encumbrances and not subject to preemptive or similar rights of the stockholders of RSI or other rights, in each case created by RSI.

     (d) CONSENTS. No permit, authorization, registration, qualification, decree, consent or approval of or by, or any notification of or filing with, any person (governmental or private) is required of RSI in connection with the execution, delivery and performance by RSI of this Agreement or the Warrants or any documentation relating thereto, or the issuance, sale or delivery of the Warrant Shares by RSI to each Founder (other than such notifications or filings required under the General Corporation Law of the State of Delaware and applicable federal and state securities laws, if any, which shall be made on a timely basis) except where the absence of such permit, authorization, consent, approval, notification or filing would not result in a material adverse change in the business, operations, properties, assets or financial condition, or in the earnings, business affairs or business prospects of RSI (a "Material Adverse Effect") or would prohibit, impair, hinder or delay the consummation of the transactions contemplated by this Agreement or the performance of RSI's obligations under this Agreement or the Warrants.

     (e) NO CONFLICT. The execution, delivery and performance by RSI of this Agreement and the Warrants, the consummation by RSI of the transactions contemplated thereby, and the issuance, sale and delivery of the Warrant Shares by RSI will not (i) materially violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to RSI or any of the properties or assets of RSI, (ii) materially conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of RSI under, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which RSI is a party or by which RSI may be bound, or to which any of the property or assets of RSI is subject, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over RSI or any of RSI's properties, or (iii) violate the certificate of incorporation or the by-laws of RSI.

     2.2 REPRESENTATIONS, WARRANTIES AND COVENANTS BY FOUNDERS. Each of the Founders represents and warrants to
RSI as of the date hereof, and agrees with RSI, as follows:

     (a) POWER AND AUTHORITY. Such Founder has all right, requisite power and authority to enter into and carry out the transactions and perform the obligations contemplated by this Agreement and the Option to be granted to RSI by such Founder.

     (b) ENFORCEABILITY. Each of this Agreement and the Option to be granted to RSI by such Founder constitutes a legal, valid and binding obligation of such Founder enforceable against such Founder in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and equitable principles generally.


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

     (c) OPTION SHARES. The Option Shares purchasable upon exercise of the Option to be granted to RSI by such Founder are validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, free of any Encumbrances and, except as provided in the Stockholders' Agreement, not subject to preemptive or similar rights of the stockholders of eSourceOne or other rights, in each case created by such Founder.

     (d) CONSENTS. No permit, authorization, order, registration, qualification, decree, consent or approval of or by, or any notification of or filing with, any person (governmental or private) is required of such Founder in connection with the execution, delivery and performance by such Founder of this Agreement or the Option to be granted to RSI by such Founder or any documentation relating thereto, or the sale or delivery of the Option Shares by such Founder to RSI (other than such notifications or filings required under the General Corporation Law of the State of Delaware and applicable federal and state securities laws, if any, which shall be made on a timely basis) except where the absence of such permit, authorization, consent, approval, notification or filing would prevent such sale and delivery of such Option Shares by such Founder to RSI.

     (e) NO CONFLICT. The execution, delivery and performance by such Founder of this Agreement and the Option to be delivered to RSI by such Founder, the consummation by such Founder of the transactions contemplated thereby, and the sale and delivery of the Option Shares upon exercise of such Option will not (i) materially violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Founder or any of the properties or assets of the Founder, or (ii) materially conflict with or result in any breach of, any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Encumbrance upon any of the Option Shares owned by or properties or assets of the Founder under any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Founder is a party or by which such Founder may be bound, or to which any of the property or assets of such Founder is subject, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Founder or any of such Founder's properties.

     (f) GOOD AND MARKETABLE TITLE. Such Founder has and will at the time of exercise of the Option granted by such Founder have good and valid title to the Option Shares to be sold by such Founder under such Option, free and clear of any Encumbrances created by such Founder or imposed by applicable federal and state securities laws, other than pursuant to this Agreement and such Option; and upon delivery of such Option Shares and payment of the purchase price therefor as contemplated in such Option, RSI will receive good and marketable title to such Option Shares purchased by it from such Founder, free and clear of any Encumbrances.

3. DELIVERY OF WARRANTS IN EXCHANGE FOR OPTIONS; REGISTRATION RIGHTS AND TRANSFERABILITY.

     3.1 EXCHANGE OF WARRANTS FOR OPTIONS. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, RSI agrees to deliver to each Founder the Warrant in the form attached to this Agreement as Exhibit I, and each Founder agrees to deliver to RSI the Option in the form attached to this Agreement as Exhibit II, in each case at the Closing (as defined below).

     3.2 CLOSING. The exchange and delivery of the Warrants and Options shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, or at such other place as


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

shall be agreed upon by RSI and the Founders, and shall be made at the time and date of execution of this Agreement (such exchange and delivery being herein called the "Closing").

     3.3 EXEMPTION FROM STOCKHOLDERS' AGREEMENT. The parties hereby agree that the delivery of the Options and the delivery of any Option Shares upon exercise of the Options shall not give rise to any right of first offer, co-sale right, right to compel participation in certain transfers or restrictions on transfer under Sections 3 and 4 of the Stockholders' Agreement.

     3.4 REGISTRATION RIGHTS. The parties agree that the registration rights of each Founder under the Registration Rights Agreement with respect to the Option Shares held by such Founder, upon and in connection with any purchase of such Option Shares pursuant to any exercise of the Option covering such Option Shares, are deemed hereby to be assigned to RSI without any further act or deed by any party. RSI hereby agrees to provide registration rights to the Founders in respect of the Warrant Shares as set forth in the form of the Warrant Registration Rights Agreement attached hereto.

     3.5 TRANSFERABILITY. RSI may not transfer the Options except to an Affiliate or employee of RSI and neither Founder may transfer his Warrants except to an Affiliate of such Founder for a period (the "Restricted Period") commencing on the date of this Agreement and ending on:

     (i) with respect to each Founder, the first to occur of (a) two (2) years from the date of this Agreement and (b) a Change-in-Control Transaction; and

     (ii) with respect to RSI, the first to occur of (a) two (2) years from the date of this Agreement, (b) a Qualified IPO and (c) a Change-in-Control Transaction.

     Neither the Option Shares nor the Warrant Shares may be transferred during the Restricted Period, except to an Affiliate of RSI or the Founders, as the case may be.

4. NON-DISCLOSURE; PUBLIC ANNOUNCEMENTS.

     4.1 NON-DISCLOSURE. The terms of this Agreement shall not be disclosed to any third party without the consent of the other parties to this Agreement; provided that from and after the Closing, RSI or either Founder may disclose the terms of this Agreement, the Warrants or the Options, as the case may be, and copies of the documents relating thereto, solely, to employees, investors, investment bankers, lenders, accountants, legal counsel, business partners, and bona fide prospective investors, lenders and business partners of RSI, such Founder or eSourceOne, as the case may be, in each case only where such persons or entities have been advised of the confidential nature of such information and the receiving party's obligation with respect thereto.

     4.2 PUBLIC ANNOUNCEMENTS. The parties may at any time make public announcements or filings regarding the parties' relationship which are required by applicable law, regulatory bodies, or stock exchange or stock association rules, so long as the party so required to make the public announcement or filing, promptly upon learning of such requirement, notifies the other affected party of such requirement and in the case of public filings, including, without limitation, periodic and other reports filed under the Securities Exchange Act of 1934, as amended, seeks confidential treatment for information reasonably determined by the parties as appropriate for such treatment.

5. REPRESENTATIONS, WARRANTIES AND COVENANTS TO SURVIVE DELIVERY.

     5.1 All representations, warranties and covenants contained in this Agreement shall remain operative and in full force and effect indefinitely, regardless of any investigation made by or on behalf of any party


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or person controlling such party, and shall survive delivery of the Warrants and the Options under this Agreement.

6. LEGENDS ON WARRANTS AND OPTIONS

     6.1 LEGEND ON WARRANTS AND OPTIONS. The Warrants and the securities issued upon exercise of same shall bear the following legends:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED UNLESS EITHER (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) THE CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER. IN NO EVENT MAY THESE SECURITIES BE TRANSFERRED EARLIER THAN THE FIRST TO OCCUR OF (A) DECEMBER 7, 2001 AND (B) A CHANGE-IN-CONTROL TRANSACTION (AS DEFINED HEREIN).

     The Options and the securities issued upon exercise of same shall bear the following legends:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED UNLESS EITHER (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) THE CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER. IN NO EVENT MAY THESE SECURITIES BE TRANSFERRED EARLIER THAN THE FIRST TO OCCUR OF (A) DECEMBER 7, 2001, (B) A QUALIFIED IPO (AS DEFINED IN THAT CERTAIN EXCHANGE AGREEMENT DATED DECEMBER 7, 1999 BY AND AMONG RECKSON SERVICE INDUSTRIES, INC., ELLIOT S. COOPERSTONE AND H. THACH PHAM) AND (C) A CHANGE-IN-CONTROL TRANSACTION (AS DEFINED HEREIN).

7. GENERAL PROVISIONS

     7.1 NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested, with a copy sent by ordinary mail on the same day), telex, telecopier with confirmation and followed promptly by hard copy in accordance with this provision, or courier guaranteeing reasonably prompt delivery and recognized for high quality service:

     (i)   if to RSI at:

           Reckson Service Industries, Inc.
           10 East 50th Street - 27th Floor
           New York, NY 10103
           Tel:  212-931-8000
           Fax:  212-931-8001
           Attn:  Jeffrey D. Neumann and Stephen M. Rathkopf


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

           with copies to:

              Jason Barnett, Esq.
              General Counsel
              RSI Service Industries, Inc.
              10 East 50th Street - 27th Floor
              New York, NY 10103
              Tel:  212-931-8000
              Fax:  212-931-8001

              Brown & Wood LLP
              One World Trade Center
              New York, NY  10048
              Attention:  J. Gerard Cummins, Esq.
              Tel:  212-839-5300
              Fax:  212-839-5599

     (ii)  if to Cooperstone, at

           Elliot S. Cooperstone
           36 New England Drive
           Stamford, CT  06903
           Tel:  203-968-1113

           with a copy to:

              Orrick, Herrington & Sutcliffe LLP
              666 Fifth Avenue
              New York, NY 10103
              Attention:  Martin H. Levenglick, Esq.
              Tel:  212-506-5325
              Fax:  212-506-5151

     (iii) if to Pham, at

           H. Thach Pham
           53 Fayette Road
           Scarsdale, NY  10583
           Tel:  914-725-8693
           Fax:  914-722-1419

           with a copy to:

              Orrick, Herrington & Sutcliffe LLP
              666 Fifth Avenue
              New York, NY 10103
              Attention:  Martin H. Levenglick, Esq.
              Tel:  212-506-5325
              Fax:  212-506-5151

or, in any case, at such other address or addresses as shall have been furnished in writing by one party to the other parties in accordance with the provisions of this Section 9.1.


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

     All such notices and communications shall be deemed to have been duly given: at the time delivered, if delivered by hand, telex or by courier; five
(5) business days after being deposited in the mail, if mailed; and when receipt acknowledged, if telecopied.

     7.2 WAIVER. No waiver of any provision of this Agreement in any instance shall be, or for any purpose be deemed to be, a waiver of the right of any party hereto to enforce strict compliance with the provisions hereof in any subsequent instance.

     7.3 AGREEMENT TO PERFORM NECESSARY ACTS. Each party hereto and the heirs, executors or administrators of the Stockholders shall perform any further acts and execute and deliver any documents or procure any court orders which may reasonably be necessary or appropriate to carry out the provisions of this Agreement.

     7.4 MODIFICATION. Except as otherwise provided herein, this Agreement may not be modified or amended except by a writing signed by each of the Founders and by an officer duly authorized to act on behalf of RSI.

     7.5 SUBMISSION TO JURISDICTION. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any Litigation relating thereto except in such courts). Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

     7.6 GOVERNING LAW. This agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law rules thereof, applicable to contract made and to be performed within that State.

     7.7 EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

     7.8   COUNTERPARTS.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement is sought.

     7.9 SEVERABILITY. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement unless the effect thereof would be to alter materially the effect of this Agreement, and this Agreement (if not so altered) shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     7.10 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy on the part of any party upon any breach or default of any party to this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any party of any breach or default under this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies either under this Agreement, or by law otherwise afforded to any party, shall be cumulative and not alternative.

     7.11 ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. To the extent that this Agreement refers to any defined term or provision in any other agreement between and among the parties hereto, such reference or use thereof in this Agreement shall not be deemed to supercede such defined term or provision in such other agreement. This Agreement is intended to be for the sole and exclusive benefit of the signatories hereto and their permitted successors and assigns, and for the benefit of no other Person.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                      RECKSON SERVICE INDUSTRIES, INC.


                                       By:      ________________________________
                                                Jeffrey D. Neumann
                                                Executive Vice President



                                       ELLIOT S. COOPERSTONE

                                       _________________________________________


                                       H. THACH PHAM

                                       _________________________________________

                                    EXHIBIT I

                                 FORM OF WARRANT



THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED UNLESS EITHER (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) THE CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER. IN NO EVENT MAY THESE SECURITIES BE TRANSFERRED EARLIER THAN THE FIRST TO OCCUR OF (A) DECEMBER __, 2001 AND (B) A CHANGE-IN-CONTROL TRANSACTION (AS DEFINED HEREIN).

                    WARRANT TO PURCHASE UP TO 100,000 SHARES
                               OF COMMON STOCK OF
                        RECKSON SERVICE INDUSTRIES, INC.
                (VOID AFTER THE EXPIRATION DATE SET FORTH HEREIN)
                                                                             W-1
         This certifies that [NAME OF HOLDER] or its permitted assigns (the "Holder"), for value received, is entitled to purchase from Reckson Service Industries, Inc., a Delaware corporation (the "Company"), having a place of business at 10 East 50th Street - 27th Floor, New York, New York, a maximum of 100,000 fully paid and nonassessable shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") for cash at a price of $15.00 per share (as may be adjusted from time to time in accordance with Section 3, the "Stock Purchase Price") at any time or from time to time up to and including 5:00 p.m. (New York time), on the first to occur of (i) a Change-in-Control Transaction (as defined below), and (ii) December __, 2009 (the first of such dates in clauses (i) and (ii) being referred to herein as the "Expiration Date"). Holder may purchase the shares hereunder upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and, if applicable, upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant.

     This Warrant is subject to the following terms and conditions:

     1. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

     1.1 EXERCISE. This Warrant is exercisable at any time prior to the Expiration Date with respect to all or any part of the shares of Common Stock set forth in the first paragraph of this Warrant. Any unexercised portion of this Warrant shall terminate on the Expiration Date. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Form of Subscription delivered and payment made for such shares. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder.

     1.2 NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Form of Subscription and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                           X = Y (A-B)
                               -------
                                   A

    Where X = the number of shares of Common Stock to be issued to the Holder

          Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

          A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

          B = the Stock Purchase Price (as adjusted to the date of such calculation)

For purposes of the above calculation, fair market value of one share of Common Stock shall be equal to the closing sales price for the Common Stock as quoted on the NASDAQ or any successor thereto or the primary exchange on which the Common Stock is then quoted, or, if the Common Stock is not then quoted on any automated quotation system or exchange, the price determined by the Company's Board of Directors in good faith.

     2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights evidenced by this Warrant may be exercised, the Company will at all times during such period have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights evidenced by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the securities of the Company may be listed; provided, however, that the Company shall not be required to effect a registration under federal or state securities laws with respect to such exercise except as otherwise provided by that certain Warrant Registration Rights Agreement, of even date herewith, by and among the Company, Elliot S. Cooperstone and H. Thach Pham.

     3. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment in accordance with this Section 3 and from  time to time upon the  occurrence  of  certain  events  described  in this
Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.


     3.1 SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

     3.2 DIVIDENDS IN PREFERRED STOCK, PROPERTY, RECLASSIFICATION. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

     (a) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for any other shares of stock or other securities, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

     (b) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate action, (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3.1 above), then and in each such case, the Holder hereof shall, upon the exercise of any portion of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in this clause
(b)) which such Holder would hold on the date of such exercise had the Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

     3.3 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected, in each case in such a way that does not constitute a Change-in-Control Transaction (an "Organic Change"), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In the event of any Organic Change, the Company shall make appropriate provision with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument reasonably satisfactory in form and substance to the Holders of a majority of the warrants to purchase Common Stock then outstanding, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase. The Company shall notify the Holder of this Warrant of any proposed Organic Change or Change-in-Control Transaction reasonably prior to the consummation of such Organic Change or Change-in-Control Transaction so as to provide such Holder with a reasonable opportunity prior to such consummation to exercise this Warrant in accordance with the terms and conditions hereof; provided, however, that in the case of a transaction which requires notice be given to the holders of Common Stock of the Company, the Holder of this Warrant shall be provided the same notice given to the holders of Common Stock of the Company.

     3.4 CERTAIN EVENTS. If any change in the outstanding Common Stock or any other event occurs as to which the other provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.

     3.5 NOTICES OF CHANGE.

     (a) Immediately upon any adjustment in the number or class of shares subject to this Warrant and of the Stock Purchase Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

     (b) The Company shall give written notice to the Holder at least 10 business days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions.

     (c) The Company shall also give written notice to the Holder at least 30 business days prior to the date on which an Organic Change shall take place.

     4. ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of any portion of this Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

     5. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of any portion of this Warrant.

     6. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

     7. TRANSFER. Until the end of the Restricted Period (as defined below), neither this Warrant, the rights hereunder nor the shares of Common Stock issued upon exercise of this Warrant, shall be transferable, in whole or in part, except to the Holder's estate, heirs, administrators or executors and, whether by gift or otherwise, from the Holder to the Holder's spouse, siblings, lineal descendants or ancestors (or to a trustee of a trust which upon such transfer and at all times thereafter is maintained solely for the benefit of such persons). Commencing at the end of the Restricted Period and thereafter, subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder shall be transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed.

     For purposes of this Warrant, a "Change-in-Control Transaction" shall mean any merger or consolidation of the Company into or with another corporation, sale, transfer or other disposition of all or substantially all of the assets or capital stock of the Company, or any reorganization, recapitalization or like transaction or series of transactions having substantially equivalent effect and purpose, at the conclusion of which such merger, consolidation, sale, transfer, disposition, reorganization, recapitalization or like transaction the holders of the voting capital stock of the Company immediately prior to such transaction or series of transactions own less than a majority of the voting capital stock of the acquiring entity or entity surviving or resulting from such transaction or series of transactions immediately thereafter.

     For purposes of this Warrant, the "Restricted Period" shall mean the period commencing on the date of this Warrant and ending on the first to occur of (a) two (2) years from the date of this Warrant and (b) a Change-in-Control Transaction.

     8. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the Holder of this Warrant and of the holder of shares of Common Stock issued upon exercise of this Warrant referred to in
Section 7 shall survive the exercise of this Warrant.

     9. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     10. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to the Holder at the Holder's address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

     11. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder hereof.

     12. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of New York, without regard to its rules concerning conflicts of law.

     13. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

     14. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall pay to the Holder, in lieu of issuing any fractional share, a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officer thereunto duly authorized.

Dated:  As of December __, 1999     Reckson Service Industries, Inc.,
                                    a Delaware corporation


                                    By__________________________________________
                                    Name:  Scott H. Rechler
                                    Title: President and Chief Executive Officer

                                    EXHIBIT A

                                SUBSCRIPTION FORM


                                       Date:  ____________, _____

Reckson Service Industries, Inc.
225 Broadhollow Road
Melville, New York 11747
Attn:  Chief Executive Officer

Ladies and Gentlemen:

|_| The undersigned hereby elects to exercise the warrant issued to it by Reckson Service Industries, Inc. (the "Company") and dated December __, 1999 Warrant No. W-1 (the "Warrant") and to purchase thereunder ___________ shares of the Common Stock, par value $.01 per share, of the Company (the "Shares") at a purchase price of $___ per Share or an aggregate purchase price of ______________________ Dollars ($__________) (the "Purchase
     Price").

|_| The undersigned hereby elects to convert _______________________ percent (____%) of the value of the Warrant pursuant to the provisions of Section
     1.1 of the Warrant.

Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer. The undersigned also makes the representations set forth on the attached Exhibit B of the Warrant.

                                                 Very truly yours,


                                                 By:

                                                 Title:

                                    Exhibit B

                            INVESTMENT REPRESENTATION

THIS AGREEMENT MUST BE COMPLETED, SIGNED AND RETURNED TO RECKSON SERVICE INDUSTRIES, INC., ALONG WITH THE SUBSCRIPTION FORM BEFORE THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT DATED DECEMBER __, 1999, WILL BE ISSUED.

------------, ----

Reckson Service Industries, Inc.
225 Broadhollow Road
Melville, New York 11747
Attn:  Chief Executive Officer

Ladies and Gentlemen:

The undersigned, ________________ ("Purchaser"), intends to acquire up to ______ shares of the Common Stock, $0.01 par value per share (the "Common Stock") of Reckson Service Industries, Inc. (the "Company") from the Company pursuant to the exercise or conversion of certain Warrants to purchase Common Stock held by Purchaser. The Common Stock will be issued to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by the Company, Purchaser represents, warrants and agrees as follows:

Purchaser is acquiring the Common Stock for its own account, to hold for investment, and Purchaser shall not make any sale, transfer or other disposition of the Common Stock in violation of the 1933 Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC") or in violation of any applicable state securities law.

Purchaser has been advised that the Common Stock has not been registered under the 1933 Act or state securities laws on the ground that this transaction is exempt from registration, and that reliance by the Company on such exemptions is predicated in part on Purchaser's representations set forth in this letter.

Purchaser has been informed that under the 1933 Act, the Common Stock must be held indefinitely unless it is subsequently registered under the 1933 Act or unless an exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by Purchaser of the Common Stock. Purchaser further agrees that the Company may refuse to permit Purchaser to sell, transfer or dispose of the Common Stock (except as permitted under Rule
144) unless there is in effect a registration statement under the 1933 Act and any applicable state securities laws covering such transfer, or unless Purchaser furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required.

Purchaser also understands and agrees that there will be placed on the certificate(s) for the Common Stock or any substitutions therefor, a legend stating in substance:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. These shares have been acquired for investment and may not be sold or otherwise transferred in the absence of an effective registration statement for these shares under the Securities Act and applicable state securities laws, or an opinion of counsel satisfactory to the Company that registration is not required and that an applicable exemption is available."

Purchaser has carefully read this letter and has discussed its requirements and other applicable limitations upon Purchaser's resale of the Common Stock with Purchaser's counsel.

                                                 Very truly yours,


                                                 By:
                                                 Title:

                                   EXHIBIT II

                                 FORM OF OPTION

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED UNLESS EITHER (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) THE CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER. IN NO EVENT MAY THESE SECURITIES BE TRANSFERRED EARLIER THAN THE FIRST TO OCCUR OF (A) DECEMBER __, 2001, (B) A QUALIFIED IPO (AS DEFINED IN THAT CERTAIN EXCHANGE AGREEMENT DATED DECEMBER __, 1999 BY AND AMONG RECKSON SERVICE INDUSTRIES, INC., ELLIOT S. COOPERSTONE AND H. THACH PHAM) AND (C) A CHANGE-IN-CONTROL TRANSACTION (AS DEFINED HEREIN).

                     OPTION TO PURCHASE UP TO 394,737 SHARES
                               OF COMMON STOCK OF
                                ESOURCEONE, INC.
                (VOID AFTER THE EXPIRATION DATE SET FORTH HEREIN)
                                                                             O-1

     This certifies that RECKSON SERVICE INDUSTRIES, INC., a Delaware corporation, or its permitted assigns (the "Holder"), for value received, is entitled to purchase from [Name of Party Granting the Option] (the "Optionor"), an individual residing at ____________________, a maximum of 394,737 fully paid and nonassessable shares of the Common Stock, $.01 par value per share (the "Common Stock"), of eSourceOne, Inc., a Delaware corporation (the "Company") for cash at a price of $3.80 per share (as may be adjusted from time to time in accordance with Section 3, the "Stock Purchase Price") at any time or from time to time up to and including 5:00 p.m. (New York time), on the first to occur of
(i) a Change-in-Control Transaction (as defined below), and (ii) December __, 2009 (the first of such dates in clauses (i) and (ii) being referred to herein as the "Expiration Date"). The shares purchasable hereunder are referred to as the "Purchasable Shares". Holder may purchase all or any part of the Purchasable Shares upon surrender to the Optionor at the address of Optionor set forth above (or at such other location as the Optionor may advise the Holder in writing) of this Option properly endorsed with the Form of Exercise Notice attached hereto duly completed and signed and against payment in cash or by check of the aggregate Stock Purchase Price for the number of Purchasable Shares for which this Option is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of Purchasable Shares are subject to adjustment as provided in Section 3 of this Option.

     This Option is subject to the following terms and conditions:

     1. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

     1.1 EXERCISE. This Option is exercisable at any time prior to the Expiration Date with respect to all or any part of the Purchasable Shares. Any unexercised portion of this Option shall terminate on the Expiration Date. Certificates for all or any portion of the Purchasable Shares for which this Option is exercised, properly endorsed, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Optionor at the Optionor's expense within a reasonable time after this Option has been so exercised and payment of the purchase price for such Purchasable Shares has been received by the Optionor. In the case of an election to purchase less than all of the Purchasable Shares, the Optionor shall cancel this Option and execute and deliver a new Option or Options of like tenor for the unexercised portion of the Purchasable Shares within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof, and the Optionor shall execute any such documents as may be requested by the Company to register on the Company's stock ledger the ownership of the Purchasable Shares in the name of such Holder.

     1.2 NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value per share of the Common Stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Option for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Option (or the portion thereof being canceled) by surrender of this Option at the address of the Holder together with the properly endorsed Form of Exercise Notice and notice of such election in which event the Optionor shall transfer to the Holder a number of shares of Common Stock computed using the following formula:

                           X = Y (A-B)
                                  ----
                                    A

    Where X = the number of shares of Common Stock to be issued to the Holder

          Y = the number of Purchasable Shares or, if only a portion of this Option is being exercised, the portion of this Option being exercised (at the date of such calculation)

          A = the fair market value per share of Common Stock (at the date of such calculation)

          B = the Stock Purchase Price (as adjusted to the date of such calculation)

For purposes of the above calculation, fair market value per share of Common Stock shall be equal to the closing sales price for the Common Stock as quoted on the NASDAQ or any successor thereto or the primary exchange on which the Common Stock is then quoted, or, if the Common Stock is not then quoted on any automated quotation system or exchange, the price determined by the Company's Board of Directors in good faith.


     2. SHARES TO BE UNENCUMBERED. The Optionor covenants and agrees that all of the Purchasable Shares have been duly authorized, validly issued, fully paid and nonassessable and are free from all preemptive rights of any stockholder and free of all taxes, encumbrances, liens, charges and the like (each an "Encumbrance") with respect to the issue thereof, including, without limitation, any Encumbrance under that certain Stockholders' Agreement, dated August 11, 1999, by and among certain stockholders of the Company, including, among others, the Optionor and the Holder. The Optionor further covenants and agrees that, during the period within which the rights evidenced by this Option may be exercised, the Optionor will maintain ownership of the Purchasable Shares and any additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, or combination thereof or similar corporate action free and clear of any Encumbrances. The Optionor will not take any action in his individual capacity which would cause, or omit to take any action within the reasonable control of Optionor which would prevent, the purchase of any of the Purchasable Shares by the Holder as provided herein to be, or from being, as the case may be, a violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the securities of the Company may be listed; provided, however, that the foregoing sentence shall not apply in any case where it requires the Optionor to act or omit to act in a manner that is contrary to any fiduciary duty that the Optionor has to the Company in the Optionor's capacity as an officer or director of the Company.

     3. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Option shall be subject to adjustment in accordance with this Section 3 and from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Option shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.


     3.1 SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

     3.2 DIVIDENDS IN PREFERRED STOCK, PROPERTY, RECLASSIFICATION. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Option) shall have received or become entitled to receive, without payment therefor,

     (a) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for any other shares of stock or other securities, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

     (b) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate action (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3.1 above), then and in each such case, the Holder hereof shall, upon the exercise of any portion of this Option, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in this clause
(b)) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

     3.3 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected, in each case in such a way that does not constitute a Change-in-Control Transaction (an "Organic Change"), then the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of Purchasable Shares of immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In the event of any Organic Change, the Optionor shall make appropriate provision with respect to the rights and interests of the Holder of this Option to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Option) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Optionor shall notify the Holder of any proposed Organic Change or Change-in-Control Transaction reasonably prior to the consummation of such Organic Change or Change-in-Control Transaction so as to provide Holder with a reasonable opportunity prior to such consummation to exercise this Option in accordance with the terms and conditions hereof.

     3.4 CERTAIN EVENTS. If any change in the outstanding Common Stock or any other event occurs as to which the other provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder in accordance with such provisions, then the Optionor shall make an adjustment in the number and class of shares available under the Option, the Stock Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of this Option upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as the Holder would have owned had this Option been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.

     3.5 NOTICES OF CHANGE.

     (a) Immediately upon any adjustment in the number or class of shares subject to this Option and of the Stock Purchase Price, the Optionor shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

     (b) The Optionor shall give written notice to the Holder at least ten (10) business days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions.

     (c) The Optionor shall also give written notice to the Holder at least thirty (30) business days prior to the date on which an Organic Change shall take place.

     4. TRANSFER AND ISSUE TAXES. The transfer of and issuance of certificates for shares of Common Stock upon the exercise of any portion of this Option shall be made without charge to the Holder of this Option for any transfer or issue tax (other than any applicable income taxes) in respect thereof; provided, however, that neither Optionor nor the Company shall be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of this Option being exercised.

     5. CLOSING OF BOOKS. The Optionor shall not cause the Company to close at any time the Company's transfer books against the transfer of any shares of Common Stock transferable upon the exercise of this Option in any manner which interferes with the timely exercise of any portion of this Option; provided, however, that the foregoing sentence shall not apply in any case where it requires the Optionor to act or omit to act in a manner that is contrary to any fiduciary duty that the Optionor has to the Company in the Optionor's capacity as an officer or director of the Company.

     6. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Option shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Option or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Option shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Optionor, the Company or by its creditors.

     7. TRANSFER. Until the end of the Restricted Period (as defined below), neither this Option, the rights hereunder nor the shares of Common Stock issued upon exercise of this Option, shall be transferable, in whole or in part, except to Affiliates or employees of the Holder. Commencing at the end of the Restricted Period and thereafter, subject to compliance with applicable federal and state securities laws, this Option and all rights hereunder shall be transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of the Option properly enclosed.

     For purposes of this Option, the term "Affiliate" shall mean shall mean any corporation or other entity in which the subject person (A)(1) owns or controls the voting rights of 50% or more of the capital stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or entity or (2) has the right to nominate and/or elect at least one-half of the members of the board of directors of such corporation or entity or (3) at least one-half of the then current members of the board of directors of such corporation or entity were nominated or designated for election as directors of such corporation by the subject person and (B) for financial reporting purposes, the financial statements of the subject person includes on a consolidated basis the financial statements of such corporation or other entity.

     For purposes of this Option, a "Change-in-Control Transaction" shall mean any merger or consolidation of the Company into or with another corporation, sale, transfer or other disposition of all or substantially all of the assets or capital stock of the Company, or any reorganization, recapitalization or like transaction or series of transactions having substantially equivalent effect and purpose, at the conclusion of which such merger, consolidation, sale, transfer, disposition, reorganization, recapitalization or like transaction the holders of the voting capital stock of the Company immediately prior to such transaction or series of transactions own less than a majority of the voting capital stock of the acquiring entity or entity surviving or resulting from such transaction or series of transactions immediately thereafter; provided, however, that Change-in-Control Transaction shall not include any acquisition or series of related acquisitions of more than 50% of the outstanding capital stock of the Company by Reckson Service Industries, Inc. or its Affiliates.

     For purposes of this Option, a "Qualified IPO" shall mean a firm underwritten public offering of common stock of eSourceOne by a nationally recognized underwriter which offering results in the receipt of aggregate gross proceeds by eSourceOne of at least $30,000,000 and reflects a market value of eSourceOne of at least $150,000,000 immediately prior to such public offering.

     For purposes of this Option, the "Restricted Period" shall mean the period commencing on the date of this Option and ending on the first to occur of (a) two (2) years from the date of this Option, (b) a Qualified IPO and (c) a Change-in-Control Transaction.

     8. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF OPTION. The rights and obligations of the Company, of the Holder of this Option and of the holder of shares of Common Stock issued upon exercise of this Option referred to in
Section 7 shall survive the exercise of this Option.

     9. MODIFICATION AND WAIVER. This Option and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     10. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Optionor shall be delivered or shall be sent by certified mail, postage prepaid, to the Holder at the Holder's address as set forth in the first paragraph of this Option, to the Optionor at the Optionor's address as set forth in the first paragraph of this Option, or, in each case, such other address as either may from time to time be provided by one party to the other.

     11. BINDING EFFECT ON SUCCESSORS. This Option shall be binding upon any successor in interest to the Optionor. All of the obligations of the Optionor relating to the transfer of the Common Stock upon the exercise of this Option shall survive the exercise and termination of this Option. All of the covenants and agreements of the Optionor shall inure to the benefit of the successors and assigns of the Holder.

     12. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Option are inserted for convenience only and do not constitute a part of this Option. This Option shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of New York, without regard to its rules concerning conflicts of law.

     13. LOST OPTION. The Optionor represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Optionor of the loss, theft, destruction, or mutilation of this Option and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Optionor, or in the case of any such mutilation upon surrender and cancellation of this Option, the Company, at its expense, will make and deliver a new Option, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Option.

     14. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Option. The Company shall pay to the Holder, in lieu of issuing any fractional share, a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

     IN WITNESS WHEREOF, the Option has caused this Option to be duly executed by its officer thereunto duly authorized.

Dated:  As of December __, 1999                  [NAME OF OPTIONOR]
                       -----


                                                 By_____________________________

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                                       Date: ____________, _____

[NAME OF OPTIONOR]
[STREET ADDRESS]
[CITY, STATE  ZIPCODE]

Dear __________:

|_| The undersigned hereby elects to exercise the option issued to it by [Name of Optionor] (the "Optionor"), dated December __, 1999 (the "Option"), and to purchase thereunder ___________ shares (the "Shares") of the Common Stock, par value $.01 per share, of eSourceOne, Inc., a Delaware corporation, at a purchase price of $___ per Share or an aggregate purchase price of ______________________ Dollars ($__________) (the "Purchase
     Price").

|_| The undersigned hereby elects to convert _______________________ percent (____%) of the value of the Option pursuant to the provisions of Section
     1.1 of the Option.

Pursuant to the terms of the Option the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer. The undersigned also makes the representations set forth on the attached Exhibit B of the Option.

                                        Very truly yours,

                                        RECKSON SERVICE INDUSTRIES, INC.


                                        By:     ________________________________
                                                Name:
                                                Title:

                                    Exhibit B

                            INVESTMENT REPRESENTATION

THIS AGREEMENT MUST BE COMPLETED, SIGNED AND RETURNED TO THE OPTIONOR, ALONG WITH THE SUBSCRIPTION FORM BEFORE THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE OPTION, DATED DECEMBER __, 1999, WILL BE ISSUED.

                                        ------------, ----

[NAME OF OPTIONOR]
[STREET ADDRESS]
[CITY, STATE  ZIPCODE]

Dear ____________:

The undersigned, ________________ ("Purchaser"), intends to acquire up to ______ shares of the Common Stock, $0.01 par value per share (the "Common Stock"), of eSourceOne, Inc. (the "Company") from you ("Optionor") pursuant to the exercise of that certain Option, dated December __, 1999, granted by Optionor to Purchaser. The Common Stock will be sold to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by Optionor and the Company, Purchaser represents, warrants and agrees as follows:

Purchaser is acquiring the Common Stock for its own account, to hold for investment, and Purchaser shall not make any sale, transfer or other disposition of the Common Stock in violation of the 1933 Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC") or in violation of any applicable state securities law.

Purchaser has been advised that the Common Stock has not been registered under the 1933 Act or state securities laws on the ground that this transaction is exempt from registration, and that reliance by Optionor and the Company on such exemptions is predicated in part on Purchaser's representations set forth in this letter.

Purchaser has been informed that under the 1933 Act, the Common Stock must be held indefinitely unless it is subsequently registered under the 1933 Act or unless an exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by Purchaser of the Common Stock. Purchaser further agrees that the Company may refuse to permit Purchaser to sell, transfer or dispose of the Common Stock (except as permitted under Rule
144) unless there is in effect a registration statement under the 1933 Act and any applicable state securities laws covering such transfer, or unless Purchaser furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required.


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

Purchaser agrees that the shares of Common Stock to be purchased by Purchaser upon exercise of the Option shall in the hands of Purchaser continue to be subject to the terms and conditions of that certain Stockholders Agreement by and among the Company and certain stockholders of the Company, including, among others, Optionor and Purchaser, or any replacement stockholders agreement (the "Stockholders Agreement"), and to execute a counterpart of the Stockholders Agreement upon request by Optionor or the Company for the purpose of evidencing such agreement by Purchaser.

Purchaser also understands and agrees that, in addition to any legends required by the Stockholders Agreement, there will be placed on the certificate(s) for the Common Stock or any substitutions therefor, a legend stating in substance:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. These shares have been acquired for investment and may not be sold or otherwise transferred in the absence of an effective registration statement for these shares under the Securities Act and applicable state securities laws, or an opinion of counsel satisfactory to the Company that registration is not required and that an applicable exemption is available."

Purchaser has carefully read this letter and has discussed its requirements and other applicable limitations upon Purchaser's resale of the Common Stock with Purchaser's counsel.

                                           Very truly yours,

                                           RECKSON SERVICE INDUSTRIES, INC.


                                           By:   _______________________________
                                                 Name:
                                                 Title:


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